GIBRALTAR STEEL CORPORATION
                     RESTRICTED STOCK PLAN
                 _______________________________

                 First Amendment and Restatement
                 _______________________________


Recitals:

     Effective September 21, 1993, Gibraltar Steel Corporation (the "Company"), a Delaware Corporation with offices at 3556 Lake Shore Road, Buffalo, New York, established the Gibraltar Steel Corporation Restricted Stock Plan ("Plan") for the purpose of providing an equity based incentive compensation plan that would increase the personal interest of executive and managerial employees in the successful and profitable operation of the Company.

     The Company desires to amend the Plan to expand the class of individuals that are eligible to participate in the Plan and to provide the Committee that administers the Plan the ability to establish the period of time that the restrictions on transferability of shares of stock granted under the Plan will be in effect.

     NOW, THEREFORE, in order to carry into effect the amendment to the Plan described above, the Company hereby adopts the following as the First Amendment and Restatement to the Gibraltar
Steel Corporation Restricted Stock Plan effective August 11,
1997:

     1. Purposes. The purposes of the Gibraltar Steel Corporation Restricted Stock Plan (the "Plan") are: (a) to enable the Company and its direct and indirect wholly owned subsidiaries to attract, reward and retain highly qualified executive and managerial employees and outside directors through the use of an equity based incentive compensation program; and (b) to increase the personal interest which the executive and managerial employees and outside directors of the Company and its direct and indirect wholly owned subsidiaries have in the successful and profitable operation of the Company by linking a portion of the compensation and fees paid to such employees and outside directors to the value of the Company's common stock, par value $.01 per share (hereinafter "Common Stock").

     2. Stock Subject to Plan. The shares of stock which may be awarded pursuant to this Plan shall be shares of Common Stock. All awards of Common Stock made pursuant to this Plan shall be subject to the restrictions on transferability described in
Section 6 hereof and to such other restrictions as may be imposed by the Committee (as defined in Section 3 hereof) in connection

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with its making of an award under this Plan (which other
restrictions need not be the same for each Participant).
Accordingly, each share of Common Stock awarded pursuant to the terms of this Plan is hereinafter referred to as "Restricted
Stock".

          The aggregate number of shares of Restricted Stock which may be granted and awarded under this Plan shall not exceed 100,000. Notwithstanding the foregoing, the number of shares of Restricted Stock available for awards under this Plan shall be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment; provided, however, that no fractional shares shall be issued in connection with any such capital adjustment. The Restricted Stock which is awarded under this Plan may be either authorized but unissued Common Stock or treasury shares. Shares which are the subject of an award granted under this Plan shall not again become available for future grants unless the recipient of an award fails to pay the purchase price for the shares pursuant to Section 5 hereof.

     3. Committee. For purposes of this Plan, the committee which shall be responsible for the administration of the Plan (the "Committee") shall be the Board of Directors of the Company. The responsibilities of the Committee shall include, but be not limited to, the determination of whether an award of Restricted Stock should be made, the number of shares of Restricted Stock to be awarded and the establishment of such other terms and conditions of such Restricted Stock awards as the Board of Directors may deem appropriate.

     4. Eligibility and Participation. Each employee and each outside director of the Company and each employee and each outside director of the Company's direct and indirect wholly owned subsidiaries shall be eligible to receive an award of Restricted Stock under the terms of this Plan. For the purposes of this Plan, if an award of Restricted Stock is granted to an employee or outside director under the terms of this Plan, such employee or outside director shall be deemed to be a "Participant".

          The Committee shall, from time to time, determine which employees or outside directors of the Company or any of its direct or indirect wholly owned subsidiaries should receive an award of Restricted Stock and the number of shares of Restricted Stock to be awarded to such employees or outside directors. In determining which employees or outside directors should receive

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an award of Restricted Stock under the terms of this Plan, the
Committee shall take into account the past performance of the Company, the employee's or outside director's contributions to past performance, the capacity of the employee or outside director to contribute in a substantial measure to the performance of the Company in the future and such other factors as the Committee may consider relevant.

          The Committee shall provide a Participant who is granted an award of Restricted Stock written notice of the number of shares of Restricted Stock contained in the award, the timing and terms for payment by the Participant of the purchase price of the Restricted Stock to be issued pursuant to the award, a statement of any restrictions imposed on the Restricted Stock to be issued pursuant to the award, a statement of the length of time that such restrictions will apply and a statement of the date to be used for determining whether the restrictions imposed by this Plan have lapsed (such date being hereinafter referred to as the "Award Date").

     5. Awards of Restricted Stock. Each Participant that receives an award of Restricted Stock under this Plan shall be required to pay for such Restricted Stock. The price per share which shall be paid by a Participant that has been granted an award of Restricted Stock shall be equal to the par value of such share. The Committee shall determine the time and manner in which a Participant shall be required to pay for Restricted Stock which the Participant has been awarded under this Plan. Each share of Restricted Stock awarded to a Participant under the terms of this Plan shall be subject to the restrictions on transferability contained in Section 6 hereof and such other restrictions as the Committee may establish at the time the award is made (which other restrictions need not be the same for each Participant).

          The Committee, in its discretion, may require the Participant to execute an agreement at the time of issuance of the Restricted Stock to the Participant which agreement shall contain such terms and conditions as may, from time to time, be established by the Committee.

     6. Restrictions. The shares of the Restricted Stock sold to a Participant in connection with this Plan may not be sold, pledged, encumbered or otherwise alienated or hypothecated by the Participant until the time that these restrictions have lapsed as hereinafter provided in this Section 6.

          The restrictions described in the preceding sentence shall lapse at the end of a period to be established by the

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Committee and described with particularity in each award of
Restricted Stock, or shall lapse on the date the Participant attains the age of 65 provided the Participant remains in the employ of, or serves as an outside director of, the Company or any of its direct or indirect subsidiaries during the entire period beginning on the Award Date and ending on the date the restrictions lapse.

          The restrictions imposed on shares of Restricted Stock awarded pursuant to the terms of this Plan shall also lapse upon the occurrence of a Change in Control. For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

          (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or consummated with the prior approval of its Board of Directors; or

          (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "change in control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "change in control"); or

          (d)  the stockholders of the Company approve an

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agreement for the sale or disposition by the Company or all or substantially all the assets of the Company.

     7. Stockholder Rights. Subject to the other provisions of this Plan, the Participant shall have all the rights of a stockholder with respect to the shares of Restricted Stock which are subject to this award including, but not limited to, the right to receive all dividends on such shares and the right to vote such shares; provided, however, that non-cash dividends, distributions and adjustments shall be subject to the same restrictions and risk of forfeiture as set forth in Sections 6 and 10 hereof as are applicable to the original shares of Restricted Stock subject to the Participant's award.

     8. Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock sold pursuant to this Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933 as amended (the "Act") restrictions under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and restrictions under any blue sky or securities laws applicable to such shares.

     9. Legend. In order to enforce the restrictions imposed on Restricted Stock granted under this Plan, the Committee shall cause a legend or legends to be placed on any certificate representing shares of Restricted Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to the restrictions imposed under it.

     10. Termination of Employment. Except as hereinafter provided, if a Participant's employment or service as an outside director with the Company or any of its subsidiaries is voluntarily or involuntarily terminated at any time prior to the date that the restrictions imposed by Section 6 hereof have lapsed, any shares of Restricted Stock issued to such Participant with respect to which such restrictions have not lapsed shall be forfeited and the price paid by the Participant therefor shall be returned to the Participant. Notwithstanding the foregoing, the restrictions to which shares of Restricted Stock are subject pursuant to Section 6 hereof shall lapse: (a) upon the Participant's death, total and permanent disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or retirement (as determined by the Committee in its sole discretion); or (b) upon the occurrence of such special circumstances or event as in the opinion of the Committee merits special consideration.

     11.  Non-Transferability of Awards.  Awards granted under

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this Plan shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and the right to purchase shares of Restricted Stock pursuant to an award under this Plan may be exercised or surrendered during a Participant's lifetime only by the Participant.

     12. Tax Withholding. The Company or subsidiary shall deduct and withhold, from any cash or other payments to be made to the Participant, such amounts under federal, state or local tax rules or regulations as it deems appropriate with respect to an award under the Plan. In any event, the Participant shall make available to the Company or subsidiary, promptly when required, sufficient funds to meet the requirements of such withholding, and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or subsidiary when required.

     13. Issuance of Shares and Compliance with the Act. The Company may postpone the issuance and delivery of shares of Restricted Stock until: (a) the admission of such shares to listing on any stock exchange on which shares of Common Stock are then listed; and (b) the completion of such registration or other qualification of such shares of Restricted Stock under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. As a condition precedent to the issuance of shares of Restricted Stock pursuant to the grant of an award under the Plan, the Company may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in the light of the then existence or non-existence with respect to such shares of an effective Registration Statement under the Act to issue the shares in compliance with the provisions of that or any comparable act.

     14. Administration. The Committee shall have full authority to manage and control the operation and administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee of any matter within its discretion is final and binding on all persons.

     15. Participant Rights. No employee or outside director shall have any claim or right to be granted an award of Restricted Stock under the Plan except as the Committee shall have conferred in its discretion in the administration of the Plan. Participation in the Plan by an employee shall not confer upon the employee any right with respect to continuation of employment by the Company or its subsidiaries, nor interfere with the right of the Company to terminate at any time the employment of the employee. Participation in the Plan by an outside

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director will not confer upon the outside director any right with respect to continuation of service as an outside director of the Company or its subsidiaries, nor interfere with the provisions otherwise existing for the election and removal of directors of the Company or its subsidiaries.

     16. Amendment and Termination. The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment, suspension or termination shall impair the rights of any Participant, without the Participant's consent, in any Restricted Stock previously awarded under this Plan. The Committee may amend the Plan to the extent necessary for the efficient administration of the Plan, or to make it practically workable or to confirm it to the provisions of any federal or state law or regulation.

     17. Non-Exclusivity of Plan. Neither the adoption of this Plan by the Company's Board of Directors nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Company's Board of Directors to adopt any other incentive compensation arrangements it may deem desirable, including, without limitation, the awarding of Common Stock to employees otherwise than under the terms of this Plan and such other arrangements as may be either generally applicable or applicable only in specific cases.

     18. Governing Law. Except as otherwise required by the General Corporation Law of the State of Delaware, this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law principles.

     19. Effective Date of Plan; Stockholder Approval. On September 21, 1993, the Board of Directors of the Company adopted and approved the Plan subject to ratification and approval by the stockholders of the Company. On November 8, 1993, the stockholders of the Company ratified and approved the Plan. The effective date of the Plan is September 21, 1993.

     IN WITNESS WHEREOF, the undersigned has executed this First
Amendment and Restatement of the Plan by and on behalf of the Company on and as of 19th day of August, 1997.

                                   GIBRALTAR STEEL CORPORATION



                                   By:   /s/ Walter T. Erazmus
                                        Walter T. Erazmus
                                        Executive Vice President

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